UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2015 (March 12,  2015)

BANKRATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35206	65-0423422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One, Suite 200

North Palm Beach, Florida 33408

(Address of principal executive offices)

(561) 630-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02Results of Operations and Financial Condition.

On March 17, 2015, Bankrate, Inc. (the “Company”) issued a press release announcing preliminary selected financial results for the fourth quarter of 2014.  This press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Bankrate is furnishing the information contained in this Item 2.02, including Exhibit 99.2, pursuant to “Item 2.02 Results of Operations and Financial Condition” of Form 8-K promulgated by the U.S. Securities and Exchange Commission. This information shall not be deemed to be “filed” for the purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced on March 12, 2015 the appointment of Steven D. Barnhart, age 53,  as Senior Vice President, Chief Financial Officer, effective immediately.  Mr. Barnhart has held the position of Interim Chief Financial Officer since September 2014.

In connection with his appointment, Mr. Barnhart entered into an employment agreement with the Company (the “Employment Agreement”) that provides for a base salary of $425,000 per year and a target annual bonus opportunity equal to 75% of base salary (with a guaranteed bonus for 2015, subject to continued employment).  Under the employment agreement, if Mr. Barnhart’s employment is terminated by the Company without “cause” or by Mr. Barnhart  for “good reason” (each as defined in the Employment Agreement), he will be entitled to receive, subject to his execution and non-revocation of a separation and release agreement, a separation payment in the amount of one year’s base salary at the then-current rate payable in three installments.

The employment agreement with Mr. Barnhart also contains customary confidentiality, noncompetition, nonsolicitation, and nondisparagement provisions.

As previously disclosed, in connection with his appointment as Interim Chief Financial Officer, Mr. Barnhart was granted a restricted stock award having an aggregate grant date value equal to $750,000, which will vest in five equal installments on each of the first five anniversaries of the date of his appointment as Chief Financial Officer on a non-interim basis (i.e., March 12, 2015), subject to his continued employment through each such anniversary and to limited accelerated vesting upon certain terminations of employment.

The foregoing summary of the employment agreement with Mr. Barnhart is qualified in its entirety by reference to the terms of his employment agreement, a copy of which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.    The press release attached as exhibit 99.1 is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

The following exhibits are filed herewith:

10.1Employment Agreement, dated March 12,  2015, by and between Bankrate, Inc. and Steven D. Barnhart

99.1Press Release dated March 12, 2015

The following exhibit is furnished herewith:

99.2Press Release dated March 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2015	BANKRATE, INC.
	By:	/s/ Steven D. Barnhart
Steven D. Barnhart SVP, Chief Financial Officer

EXHIBIT INDEX

Number	Description

10.1	Employment Agreement, dated March 12, 2015, by and between Bankrate, Inc. and Steven D. Barnhart
99.1	Press Release, dated March 12, 2015
99.2	Press Release, dated March 17, 2015